Exhibit 10.2

Side Letter

Dated as of February 7, 2024

Majestic World Holdings LLC

XXXXXXXXXX

Matthew A. Barstow

Email: barstow.matthew@gmail.com

Matthew A. Barstow

XXXXXXXXXX

Email: barstow.matthew@gmail.com

Safe and Green Development Corp.

990 Biscayne Boulevard

Miami, FL 33132

Attention: David Villarreal

Email: dvillarreal@safeandgreenholdings.com

Gentlemen:

Reference is made to that certain Membership Interest Purchase Agreement (the “Agreement”), executed as of February 7, 2024 (the “Closing Date”), by and among Safe and Green Development Corp., a Delaware corporation (the “Buyer”), the members listed on Exhibit A attached hereto (the “Members”) of Majestic World Holdings LLC, a Wyoming limited liability company (the “Company” and, collectively with the Members, the “Sellers,” and Matthew A. Barstow, an individual (the “Sellers Representative”). Capitalized terms not otherwise defined in this letter shall have the meanings assigned to them in the Agreement.

The Buyer, Company and Sellers Representative, on behalf of the Sellers, acknowledge and agree that, notwithstanding Section 2.2(i) of the Agreement, 100% of the Stock Consideration was intended to have been, and was, issued and delivered by Buyer to Sellers as of the Closing Date, all in accordance with Exhibit A to the Agreement, and no additional Stock Consideration shall be issued and delivered to Sellers hereafter.

[Signatures on the Following Page]

The foregoing is acknowledged, confirmed and agreed to:

SAFE AND GREEN DEVELOPMENT CORP.

By:	/s/ David Villarreal
Name:	David Villarreal
Title:	CEO

MAJESTIC WORLD HOLDINGS LLC

By:	/s/ Matthew A. Barstow
Name:	Matthew A. Barstow
Title:	Chief Executive Officer

SELLERS

By:	/s/ Matthew A. Barstow
Name:	Matthew A. Barstow, as
Sellers Representative